UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020 (April 16, 2020)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

First Quarter 2020 Results

On April 16, 2020, BlackRock, Inc. (the “Company”) reported results of operations for the three months ended March 31, 2020.

FINANCIAL RESULTS

	Q1	Q1
(in millions, except per share data)	2020	2019
AUM	$6,466,668	$6,515,345
% change	(1)%
Average AUM	$7,124,711	$6,306,903
% change	13%
Total net flows	$34,988	$64,666

GAAP basis:
Revenue	$3,710	$3,346
% change	11%
Operating income	$684	$1,233
% change	(45)%
Operating margin	18.4%	36.8%
Net income(1)	$806	$1,053
% change	(23)%
Diluted EPS	$5.15	$6.61
% change	(22)%
Weighted average diluted shares	156.4	159.3
% change	(2)%

As Adjusted:
Operating income(2)	$1,273	$1,233
% change	3%
Operating margin(2)	41.7%	41.9%
Net income(1) (2)	$1,032	$1,053
% change	(2)%
Diluted EPS(2)	$6.60	$6.61
% change	0%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (4) to the condensed consolidated statements of income and supplemental information on pages 14-17 for more information on as adjusted items and the reconciliation to GAAP.

Net flow highlights

	Q1	LTM(1)
(in billions)	2020	2020
Long-term net flows:	$(18.7)	$258.0

By region:

Americas	$(13.6)	$164.0
EMEA	(10.6)	61.0
APAC	5.5	33.0

By client type:

Retail:	$(1.5)	$15.1
US	(1.5)	18.7
International	0.0	(3.6)

iShares® :	$13.8	$166.6
Core	7.0	72.0
Non-Core	6.8	94.6

Institutional:	$(31.0)	$76.3
Active	(1.9)	82.2
Index	(29.1)	(5.9)

Cash management net flows:	$52.5	$139.9

Advisory net flows:	$1.2	$1.2

Total net flows	$35.0	$399.1

(1)	Amounts represent rolling last twelve months net flows as of March 31, 2020.

Business RESULTS

(in millions), (unaudited)	Q1 2020 Net flows	March 31, 2020 AUM	Q1 2020 Base fees(1)	March 31, 2020 AUM % of Total	Q1 2020 Base fees(1) % of Total
RESULTS BY CLIENT TYPE
Retail	$(1,524)	$608,824	$872	9%	28%
iShares ETFs	13,830	1,852,190	1,170	29%	38%
Institutional:
Active	(1,862)	1,230,092	574	19%	19%
Index	(29,103)	2,178,499	261	34%	9%

Total institutional	(30,965)	3,408,591	835	53%	28%

Long-term	(18,659)	5,869,605	2,877	91%	94%
Cash management	52,441	594,089	178	9%	6%
Advisory	1,206	2,974	—	—	—

Total	$34,988	$6,466,668	$3,055	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$(8,944)	$1,758,548	$1,427	27%	47%
Index and iShares ETFs	(9,715)	4,111,057	1,450	64%	47%

Long-term	(18,659)	5,869,605	2,877	91%	94%
Cash management	52,441	594,089	178	9%	6%
Advisory	1,206	2,974	—	—	—

Total	$34,988	$6,466,668	$3,055	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$3,162	$2,959,662	$1,440	45%	46%
Fixed income	(35,372)	2,235,815	852	35%	28%
Multi-asset	4,391	494,177	293	8%	10%
Alternatives	9,160	179,951	292	3%	10%

Long-term	(18,659)	5,869,605	2,877	91%	94%
Cash management	52,441	594,089	178	9%	6%
Advisory	1,206	2,974	—	—	—

Total	$34,988	$6,466,668	$3,055	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT March 31, 2020(1)

	One- year period	Three- year period	Five- year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	46%	59%	71%
Tax-exempt	31%	30%	59%
Index AUM within or above applicable tolerance	77%	96%	92%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	76%	79%	83%
Systematic	23%	71%	66%
Index AUM within or above applicable tolerance	92%	97%	96%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 18 for performance disclosure detail.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Three Months				Three Months
	Ended				Ended
	March 31,				December 31,
	2020	2019	Change		2019	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$3,055	$2,805	$250		$3,089	$(34)
Investment advisory performance fees	41	26	15		239	(198)
Technology services revenue	274	204	70		274	—
Distribution fees	276	262	14		270	6
Advisory and other revenue	64	49	15		105	(41)

Total revenue	3,710	3,346	364		3,977	(267)

Expense
Employee compensation and benefits	1,137	1,064	73		1,212	(75)
Distribution and servicing costs	445	404	41		438	7
Direct fund expense	277	242	35		245	32
General and administration	1,142	388	754		515	627
Amortization of intangible assets	25	15	10		29	(4)

Total expense	3,026	2,113	913		2,439	587

Operating income	684	1,233	(549)		1,538	(854)
Nonoperating income (expense)
Net gain (loss) on investments	(40)	142	(182)		118	(158)
Interest and dividend income	15	29	(14)		29	(14)
Interest expense	(46)	(46)	—		(51)	5

Total nonoperating income (expense)	(71)	125	(196)		96	(167)

Income before income taxes	613	1,358	(745)		1,634	(1,021)
Income tax expense (benefit)	(14)	298	(312)		300	(314)

Net income	627	1,060	(433)		1,334	(707)

Less:
Net income (loss) attributable to noncontrolling interests	(179)	7	(186)		33	(212)

Net income attributable to BlackRock, Inc.	$806	$1,053	$(247)		$1,301	$(495)

Weighted-average common shares outstanding
Basic	155,243,279	158,268,034	(3,024,755)		155,195,733	47,546
Diluted	156,416,726	159,348,431	(2,931,705)		156,894,201	(477,475)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$5.19	$6.65	$(1.46)		$8.38	$(3.19)
Diluted	$5.15	$6.61	$(1.46)		$8.29	$(3.14)

Cash dividends declared and paid per share	$3.63	$3.30	$0.33		$3.30	$0.33

Supplemental information:

AUM (end of period)	$6,466,668	$6,515,345	$(48,677)		$7,429,633	$(962,965)
Shares outstanding (end of period)	155,085,806	155,323,503	(237,697)		155,198,968	(113,162)

GAAP:
Operating margin	18.4%	36.8%	(1,840)	bps	38.7%	(2,030)	bps
Effective tax rate	(1.7)%	22.1%	(2,380)	bps	18.8%	(2,050)	bps
As adjusted:
Operating income (1)	$1,273	$1,233	$40		$1,538	$(265)
Operating margin (1)	41.7%	41.9%	(20)	bps	43.5%	(180)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$(14)	$118	$(132)		$63	$(77)
Net income attributable to BlackRock, Inc. (3)	$1,032	$1,053	$(21)		$1,309	$(277)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$6.60	$6.61	$(0.01)		$8.34	$(1.74)
Effective tax rate	18.0%	22.1%	(410)	bps	18.3%	(30)	bps

See pages 14-17 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type

	December 31, 2019	Net Inflows (outflows)	Market change	FX impact(1)	March 31, 2020	Average AUM(2)
Retail:
Equity	$252,413	$9,103	$(52,981)	$(3,793)	$204,742	$237,927
Fixed income	305,265	(8,412)	(14,699)	(4,097)	278,057	301,616
Multi-asset	120,439	(3,557)	(15,177)	(673)	101,032	114,423
Alternatives	25,180	1,342	(1,364)	(165)	24,993	25,917

Retail subtotal	703,297	(1,524)	(84,221)	(8,728)	608,824	679,883
iShares ETFs:
Equity	1,632,972	10,448	(380,268)	(9,462)	1,253,690	1,496,807
Fixed income	565,790	(1,637)	(6,410)	(3,734)	554,009	572,594
Multi-asset	5,210	24	(693)	(42)	4,499	5,007
Alternatives	36,093	4,995	(1,030)	(66)	39,992	38,630

iShares ETFs subtotal	2,240,065	13,830	(388,401)	(13,304)	1,852,190	2,113,038
Institutional:
Active:
Equity	141,118	1,023	(27,278)	(2,423)	112,440	130,260
Fixed income	651,368	(13,908)	(6,073)	(6,042)	625,345	651,318
Multi-asset	434,233	8,194	(53,293)	(7,718)	381,416	420,907
Alternatives	111,951	2,829	(2,280)	(1,609)	110,891	111,840

Active subtotal	1,338,670	(1,862)	(88,924)	(17,792)	1,230,092	1,314,325
Index:
Equity	1,793,826	(17,412)	(366,413)	(21,211)	1,388,790	1,643,893
Fixed income	792,969	(11,415)	23,048	(26,198)	778,404	803,570
Multi-asset	8,239	(270)	(730)	(9)	7,230	8,146
Alternatives	4,848	(6)	(695)	(72)	4,075	4,499

Index subtotal	2,599,882	(29,103)	(344,790)	(47,490)	2,178,499	2,460,108

Institutional subtotal	3,938,552	(30,965)	(433,714)	(65,282)	3,408,591	3,774,433

Long-term	6,881,914	(18,659)	(906,336)	(87,314)	5,869,605	6,567,354
Cash management	545,949	52,441	(260)	(4,041)	594,089	555,263
Advisory(3)	1,770	1,206	49	(51)	2,974	2,094

Total	$7,429,633	$34,988	$(906,547)	$(91,406)	$6,466,668	$7,124,711

Current Quarter Component Changes by Investment Style and Product Type (Long-Term)

	December 31, 2019	Net inflows (outflows)	Market change	FX impact(1)	March 31, 2020	Average AUM(2)
Active:
Equity	$316,145	$3,907	$(63,277)	$(4,017)	$252,758	$294,863
Fixed income	939,275	(21,660)	(20,835)	(9,322)	887,458	935,636
Multi-asset	554,672	4,638	(68,469)	(8,391)	482,450	535,329
Alternatives	137,130	4,171	(3,645)	(1,774)	135,882	137,756

Active subtotal	1,947,222	(8,944)	(156,226)	(23,504)	1,758,548	1,903,584
Index and iShares ETFs:
iShares ETFs:
Equity	1,632,972	10,448	(380,268)	(9,462)	1,253,690	1,496,807
Fixed income	565,790	(1,637)	(6,410)	(3,734)	554,009	572,594
Multi-asset	5,210	24	(693)	(42)	4,499	5,007
Alternatives	36,093	4,995	(1,030)	(66)	39,992	38,630

iShares ETFs subtotal	2,240,065	13,830	(388,401)	(13,304)	1,852,190	2,113,038
Non-ETF Index:
Equity	1,871,212	(11,193)	(383,395)	(23,410)	1,453,214	1,717,217
Fixed income	810,327	(12,075)	23,111	(27,015)	794,348	820,868
Multi-asset	8,239	(271)	(731)	(9)	7,228	8,147
Alternatives	4,849	(6)	(694)	(72)	4,077	4,500

Non-ETF Index subtotal	2,694,627	(23,545)	(361,709)	(50,506)	2,258,867	2,550,732

Index and iShares ETFs subtotal	4,934,692	(9,715)	(750,110)	(63,810)	4,111,057	4,663,770

Long-Term	$6,881,914	$(18,659)	$(906,336)	$(87,314)	$5,869,605	$6,567,354

Current Quarter Component Changes by Product Type (Long-Term)

	December 31, 2019	Net inflows (outflows)	Market change	FX impact(1)	March 31, 2020	Average AUM(2)
Equity	$3,820,329	$3,162	$(826,940)	$(36,889)	$2,959,662	$3,508,887
Fixed income	2,315,392	(35,372)	(4,134)	(40,071)	2,235,815	2,329,098
Multi-asset	568,121	4,391	(69,893)	(8,442)	494,177	548,483
Alternatives:
Illiquid alternatives	75,349	2,568	(1,765)	(1,051)	75,101	75,305
Liquid alternatives	59,048	1,560	(1,743)	(738)	58,127	59,763
Currency and commodities(4)	43,675	5,032	(1,861)	(123)	46,723	45,818

Alternatives subtotal	178,072	9,160	(5,369)	(1,912)	179,951	180,886

Long-Term	$6,881,914	$(18,659)	$(906,336)	$(87,314)	$5,869,605	$6,567,354

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type

	March 31, 2019	Net inflows (outflows)	Market change	FX impact (1)	March 31, 2020	Average AUM(2)
Retail:
Equity	$225,992	$12,064	$(30,530)	$(2,784)	$204,742	$233,405
Fixed income	281,566	6,881	(6,917)	(3,473)	278,057	295,202
Multi-asset	117,898	(9,158)	(7,121)	(587)	101,032	116,401
Alternatives	20,899	5,309	(1,081)	(134)	24,993	23,723

Retail subtotal	646,355	15,096	(45,649)	(6,978)	608,824	668,731
iShares ETFs:
Equity	1,423,204	76,775	(238,529)	(7,760)	1,253,690	1,476,391
Fixed income	471,161	78,505	7,457	(3,114)	554,009	533,364
Multi-asset	4,171	773	(413)	(32)	4,499	4,656
Alternatives	26,174	10,582	3,278	(42)	39,992	32,853

iShares ETFs subtotal	1,924,710	166,635	(228,207)	(10,948)	1,852,190	2,047,264
Institutional:
Active:
Equity	118,653	8,412	(12,675)	(1,950)	112,440	127,068
Fixed income	571,313	28,106	30,343	(4,417)	625,345	635,912
Multi-asset	369,046	34,389	(15,562)	(6,457)	381,416	400,741
Alternatives	101,138	11,322	(335)	(1,234)	110,891	106,783

Active subtotal	1,160,150	82,229	1,771	(14,058)	1,230,092	1,270,504
Index:
Equity	1,608,036	(39,657)	(164,233)	(15,356)	1,388,790	1,652,582
Fixed income	705,926	34,793	53,196	(15,511)	778,404	765,808
Multi-asset	8,405	(1,070)	(128)	23	7,230	8,097
Alternatives	4,713	(23)	(580)	(35)	4,075	4,566

Index subtotal	2,327,080	(5,957)	(111,745)	(30,879)	2,178,499	2,431,053

Institutional subtotal	3,487,230	76,272	(109,974)	(44,937)	3,408,591	3,701,557

Long-term	6,058,295	258,003	(383,830)	(62,863)	5,869,605	6,417,552
Cash management	455,271	139,849	2,119	(3,150)	594,089	512,006
Advisory(3)	1,779	1,207	28	(40)	2,974	1,864

Total	$6,515,345	$399,059	$(381,683)	$(66,053)	$6,466,668	$6,931,422

Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)

	March 31, 2019	Net inflows (outflows)	Market change	FX impact (1)	March 31, 2020	Average AUM(2)
Active:
Equity	$278,944	$10,454	$(33,471)	$(3,169)	$252,758	$290,224
Fixed income	836,950	35,027	22,789	(7,308)	887,458	914,780
Multi-asset	486,944	25,232	(22,682)	(7,044)	482,450	517,141
Alternatives	122,037	16,630	(1,417)	(1,368)	135,882	130,506

Active subtotal	1,724,875	87,343	(34,781)	(18,889)	1,758,548	1,852,651
Index and iShares ETFs:
iShares ETFs
Equity	1,423,204	76,775	(238,529)	(7,760)	1,253,690	1,476,391
Fixed income	471,161	78,505	7,457	(3,114)	554,009	533,364
Multi-asset	4,171	773	(413)	(32)	4,499	4,656
Alternatives	26,174	10,582	3,278	(42)	39,992	32,853

iShares ETFs subtotal	1,924,710	166,635	(228,207)	(10,948)	1,852,190	2,047,264
Non-ETF Index
Equity	1,673,737	(29,635)	(173,967)	(16,921)	1,453,214	1,722,831
Fixed income	721,855	34,753	53,833	(16,093)	794,348	782,142
Multi-asset	8,405	(1,071)	(129)	23	7,228	8,098
Alternatives	4,713	(22)	(579)	(35)	4,077	4,566

Non-ETF Index subtotal	2,408,710	4,025	(120,842)	(33,026)	2,258,867	2,517,637

Index and iShares ETFs subtotal	4,333,420	170,660	(349,049)	(43,974)	4,111,057	4,564,901

Long-Term	$6,058,295	$258,003	$(383,830)	$(62,863)	$5,869,605	$6,417,552

Year-over-Year Component Changes by Product Type (Long-Term)

	March 31, 2019	Net inflows (outflows)	Market change	FX impact (1)	March 31, 2020	Average AUM(2)
Equity	$3,375,885	$57,594	$(445,967)	$(27,850)	$2,959,662	$3,489,446
Fixed income	2,029,966	148,285	84,079	(26,515)	2,235,815	2,230,286
Multi-asset	499,520	24,934	(23,224)	(7,053)	494,177	529,895
Alternatives:
Illiquid alternatives	66,462	10,733	(1,265)	(829)	75,101	70,899
Liquid alternatives	53,118	5,615	(13)	(593)	58,127	56,910
Currency and commodities(4)	33,344	10,842	2,560	(23)	46,723	40,116

Alternatives subtotal	152,924	27,190	1,282	(1,445)	179,951	167,925

Long-Term	$6,058,295	$258,003	$(383,830)	$(62,863)	$5,869,605	$6,417,552

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)	Advisory AUM represents mandates linked to purchases and disposition of assets and portfolios on behalf of official institutions and long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2020	2019	Change	2019	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$398	$375	$23	$403	$(5)
iShares ETFs	879	847	32	906	(27)
Non-ETF Index	163	164	(1)	172	(9)

Equity subtotal	1,440	1,386	54	1,481	(41)
Fixed income:
Active	481	457	24	491	(10)
iShares ETFs	259	220	39	258	1
Non-ETF Index	112	97	15	112	—

Fixed income subtotal	852	774	78	861	(9)
Multi-asset	293	276	17	296	(3)
Alternatives:
Illiquid alternatives	148	110	38	138	10
Liquid alternatives	112	94	18	112	—
Currency and commodities	32	24	8	30	2

Alternatives subtotal	292	228	64	280	12

Long-term	2,877	2,664	213	2,918	(41)
Cash management	178	141	37	171	7

Total base fees	3,055	2,805	250	3,089	(34)
Investment advisory performance fees:
Equity	2	—	2	31	(29)
Fixed income	2	2	—	8	(6)
Multi-asset	1	—	1	12	(11)
Alternatives:
Illiquid alternatives	17	20	(3)	96	(79)
Liquid alternatives	19	4	15	92	(73)

Alternatives subtotal	36	24	12	188	(152)

Total performance fees	41	26	15	239	(198)
Technology services revenue	274	204	70	274	—
Distribution fees:
Retrocessions	169	161	8	167	2
12b-1 fees (US mutual fund distribution fees)	91	89	2	91	—
Other	16	12	4	12	4

Total distribution fees	276	262	14	270	6
Advisory and other revenue:
Advisory	17	19	(2)	37	(20)
Other	47	30	17	68	(21)

Total advisory and other revenue	64	49	15	105	(41)

Total revenue	$3,710	$3,346	$364	$3,977	$(267)

Highlights

•	Investment advisory, administration fees and securities lending revenue increased $250 million from the first quarter of 2019, primarily driven by organic growth, the net positive impact of market beta and foreign exchange on average AUM, despite the impact of recent market volatility, and the effect of one more day in the quarter, partially offset by strategic pricing changes to certain products. Securities lending revenue of $158 million increased from $148 million in the first quarter of 2019.

Investment advisory, administration fees and securities lending revenue decreased $34 million from the fourth quarter of 2019, driven by the impact of lower average AUM related to recent market declines and the effect of one less day in the quarter, partially offset by the impact of organic growth. Securities lending revenue of $158 million decreased from $169 million in the fourth quarter of 2019.

•	Performance fees increased $15 million from the first quarter of 2019, primarily reflecting higher revenue from liquid alternative products.

Performance fees decreased $198 million from the fourth quarter of 2019, primarily due to a seasonally higher number of funds with a performance measurement period that ended in the fourth quarter of 2019.

•	Technology services revenue increased $70 million from the first quarter of 2019, primarily reflecting the impact of the eFront acquisition and higher revenue from Aladdin®.

•	Advisory and other revenue decreased $41 million from the fourth quarter of 2019, primarily reflecting lower advisory and transition management assignments.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2020	2019	Change	2019	Change
Operating expense
Employee compensation and benefits	$1,137	$1,064	$73	$1,212	$(75)
Distribution and servicing costs:
Retrocessions	169	161	8	167	2
12b-1 costs	89	88	1	89	—
Other	187	155	32	182	5

Total distribution and servicing costs	445	404	41	438	7
Direct fund expense	277	242	35	245	32
General and administration:
Marketing and promotional	69	81	(12)	109	(40)
Occupancy and office related	78	74	4	83	(5)
Portfolio services	65	62	3	70	(5)
Technology	88	69	19	83	5
Professional services	44	33	11	46	(2)
Communications	12	9	3	10	2
Foreign exchange remeasurement	5	8	(3)	13	(8)
Contingent consideration fair value adjustments	25	6	19	35	(10)
Product launch costs	84	—	84	—	84
Charitable contribution	589	—	589	—	589
Other general and administration	83	46	37	66	17

Total general and administration expense	1,142	388	754	515	627
Amortization of intangible assets	25	15	10	29	(4)

Total operating expense	$3,026	$2,113	$913	$2,439	$587

Highlights

•	On February 13, 2020, BlackRock announced the establishment of The BlackRock Foundation (the “Foundation”) and the contribution of its remaining 20% stake in PennyMac Financial Services, Inc. to the Foundation and the BlackRock Charitable Fund, which BlackRock established in 2013 (the “Charitable Contribution”). The Charitable Contribution resulted in an operating expense of $589 million, which was offset by a $122 million noncash, nonoperating pre-tax gain on the contributed shares and a tax benefit of $241 million. The Charitable Contribution will provide long-term funding for BlackRock’s philanthropic investments and partnerships.

•	Employee compensation and benefits expense increased $73 million from the first quarter of 2019, primarily reflecting higher base compensation partially linked to a higher headcount.

Employee compensation and benefits expense decreased $75 million from the fourth quarter of 2019, primarily reflecting lower incentive compensation, driven by lower operating income and lower performance fees, partially offset by higher seasonal payroll taxes and higher base compensation.

•	Direct fund expense increased $35 million from the first quarter of 2019 and $32 million from the fourth quarter of 2019, reflecting higher average AUM.

•	General and administration expense increased $754 million from the first quarter of 2019, primarily driven by the Charitable Contribution and $84 million of product launch costs associated with the January 2020 close of the $2.3 billion BlackRock Health Sciences Trust II. The increase also reflected higher technology expense, including certain costs related to COVID-19, higher professional services expense, contingent consideration fair value adjustments related to prior acquisitions, and costs related to certain legal matters, including Aviron Capital, LLC., partially offset by lower marketing and promotional expense.

General and administration expense increased $627 million from the fourth quarter of 2019, largely driven by the Charitable Contribution, $84 million of product launch costs and costs related to certain legal matters, including Aviron Capital, LLC., partially offset by seasonally lower marketing and promotional expense, lower contingent consideration fair value adjustments and lower foreign exchange remeasurement expense.

INCOME TAX EXPENSE (BENEFIT)

	Three Months				Three Months
	Ended				Ended
	March 31,				December 31,
(in millions), (unaudited)	2020	2019	Change		2019	Change
Income tax expense (benefit)	$(14)	$298	$(312)		$300	$(314)
Effective tax rate	(1.7)%	22.1%	(2,380)	bps	18.8%	(2,050)	bps

Highlights

•	First quarter 2020 income tax benefit included a discrete tax benefit of $241 million recognized in connection with the Charitable Contribution.

•	First quarter 2020 and 2019 income tax expense (benefit) included $64 million and $23 million, respectively, of discrete tax benefits, including benefits related to stock-based compensation awards that vest in the first quarter of each year.

•	Fourth quarter 2019 income tax expense included $21 million of discrete tax benefits.

SUMMARY OF NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2020	2019	Change	2019	Change
Nonoperating income (expense), GAAP basis	$(71)	$125	$(196)	$96	$(167)
Less: Net income (loss) attributable to noncontrolling interests (“NCI”)	(179)	7	(186)	33	(212)

Nonoperating income (expense)(1)	$108	$118	$(10)	$63	$45

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2020	2019	Change	2019	Change
Net gain (loss) on investments(1)
Private equity	$(18)	$—	$(18)	$9	$(27)
Real assets	5	6	(1)	(1)	6
Other alternatives(2)	(25)	8	(33)	1	(26)
Other investments(3)	(150)	73	(223)	40	(190)

Subtotal	(188)	87	(275)	49	(237)
Gain related to the Charitable Contribution	122	—	122	—	122
Other gains (losses)(4)	205	48	157	36	169

Total net gain (loss) on investments(1)	139	135	4	85	54
Interest and dividend income	15	29	(14)	29	(14)
Interest expense	(46)	(46)	—	(51)	5

Net interest expense	(31)	(17)	(14)	(22)	(9)

Nonoperating income (expense)(1)	$108	$118	$(10)	$63	$45

(1)	Net of net income (loss) attributable to NCI. Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impact BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP see note (2) to the condensed consolidated statements of income and supplemental information on pages 14-17.
(2)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(3)	Amounts primarily include net gains (losses) related to equity and fixed income investments.
(4)	The amount for the three months ended March 31, 2020 includes a nonoperating pre-tax gain of approximately $240 million in connection with a recapitalization of iCapital Network, Inc. Additional amounts primarily include noncash pre-tax gains (losses) related to the revaluation of a corporate minority investment.

RECONCILIATION OF US GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2020	2019	2019
Operating income, GAAP basis	$684	$1,233	$1,538
Non-GAAP expense adjustment:
Charitable Contribution	589	—	—

Operating income, as adjusted (1)	1,273	1,233	1,538
Product launch costs and commissions	87	—	—

Operating income used for operating margin measurement	$1,360	$1,233	$1,538

Revenue, GAAP basis	$3,710	$3,346	$3,977
Non-GAAP adjustments:
Distribution fees	(276)	(262)	(270)
Investment advisory fees	(169)	(142)	(168)

Revenue used for operating margin measurement	$3,265	$2,942	$3,539

Operating margin, GAAP basis	18.4%	36.8%	38.7%

Operating margin, as adjusted (1)	41.7%	41.9%	43.5%

See note (1) to the condensed consolidated statements of income and supplemental information on pages 16 and 17 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF US GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2020	2019	2019
Nonoperating income (expense), GAAP basis	$(71)	$125	$96
Less: Net income (loss) attributable to NCI	(179)	7	33

Nonoperating income (expense), net of NCI	108	118	63
Less: Gain related to the Charitable Contribution	122	—	—

Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted (2)	$(14)	$118	$63

See note (2) to the condensed consolidated statements of income and supplemental information on page 17 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF US GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions, except per share data), (unaudited)	2020	2019	2019
Net income attributable to BlackRock, Inc., GAAP basis	$806	$1,053	$1,301
Non-GAAP adjustments:
Charitable Contribution, net of tax	226	—	—
Income tax matters	—	—	8

Net income attributable to BlackRock, Inc., as adjusted (3)	$1,032	$1,053	$1,309

Diluted weighted-average common shares outstanding (4)	156.4	159.3	156.9
Diluted earnings per common share, GAAP basis (4)	$5.15	$6.61	$8.29
Diluted earnings per common share, as adjusted (3) (4)	$6.60	$6.61	$8.34

See notes (3) and (4) to the condensed consolidated statements of income and supplemental information on page 17 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance and to determine the long-term and annual compensation of the Company’s senior-level employees. Furthermore, this metric is used to evaluate the Company’s relative performance against industry peers, as it eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•	Operating income, as adjusted, includes a non-GAAP expense adjustment. The Charitable Contribution expense of $589 million has been excluded from operating income, as adjusted, due to its nonrecurring nature.

•	Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

•	Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides a useful measure, for both management and investors, of BlackRock’s nonoperating results, which ultimately impact BlackRock’s book value. The noncash, nonoperating pre-tax gain of $122 million related to the Charitable Contribution has been excluded from nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted due to its nonrecurring nature.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

The first quarter of 2020 included a discrete tax benefit of $241 million recognized in connection with the Charitable Contribution. The discrete tax benefit has been excluded from as adjusted results due to the non-recurring nature of the Charitable Contribution. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill as a result of tax rate changes. These amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(4) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

forward-looking statements

This filing, and other statements that BlackRock may make, may contain forward-looking statement within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this filing, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (14) changes in law and policy and uncertainty pending any such changes; (15) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (16) the ability to attract and retain highly talented professionals; (17) fluctuations in the carrying value of BlackRock’s economic investments; (18) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (19) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (20) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (21) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (22) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (23) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this filing.

performance notes

Past performance is not indicative of future results. Except as specified, the performance information shown is as of March 31, 2020 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of February 29, 2020. The performance data does not include accounts terminated prior to March 31, 2020 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of March 31, 2020 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Gary S. Shedlin
Date: April 27, 2020		Chief Financial Officer and
Senior Managing Director
Gary S. Shedlin